UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule14a-12

Dorman Products, Inc.
(Name of the Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 15, 2015.

DORMAN PRODUCTS, INC.
DORMAN PRODUCTS, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 18, 2015
Date: May 15, 2015 Time: 8:30 a.m.
Location: Blank Rome LLP
One Logan Square 130 N. 18th St. Philadelphia, PA 19103
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M82289-P59173

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT	PROXY CARD
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents or future documents, you must make a request. There is NO charge to receive a copy. Please choose one of the following methods to make your request to receive the current proxy materials or to select a future delivery preference:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request for the current proxy materials as instructed above on or before May 3, 2015 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: If you are a shareholder of record as of the close of business on March 18, 2015, you may vote in person at the shareholder meeting. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
* If voting by proxy, cumulative voting for directors can only be processed by using the proxy card method of voting.

M82290-P59173

Voting Items

The Annual Meeting of Shareholders of Dorman Products, Inc. has been called to consider and act upon the following matters:

The Board of Directors recommends you vote FOR the following five Directors:

1.	Election of Directors

Nominees:

	01) Steven L. Berman	04) Richard T. Riley
	02) Paul R. Lederer	05) Mathias J. Barton
03) Edgar W. Levin

The Board of Directors recommends you vote FOR the following proposal:

2.	Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year.

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

If the Annual Meeting of Shareholders is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned annual meeting, although constituting less than a quorum, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting of Shareholders is adjourned for one or more periods aggregating at least fifteen (15) days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened annual meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth herein.

M82291-P59173

M82292-P59173